Encore Capital Group, Inc. Q4 2014 EARNINGS CALL Exhibit 99.1

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY OUR 2014 ACQUISITIONS HAVE ADDED SIGNIFICANT VALUE TO OUR GROWING PLATFORM 3 2013 2014 2015 2014 2015 2016 2017+ Earnings Contribution* 2 0 1 4 * For illustrative purposes.

PROPRIETARY WITH OUR GROWTH HAS COME SIGNIFICANT GEOGRAPHIC DIVERSIFICATION West Malling, UKH Costa Rica New Delhi, India London, UK Worthing, UK Dublin, Ireland Encore India St. Cloud, MN San Antonio, TX Warren, MI San Diego, CA 4 Phoenix, AZ Colombia and Peru Roanoke, VA

PROPRIETARY 5 ENCORE DELIVERED STRONG QUARTERLY EARNINGS PER SHARE Economic EPS** $1.17 GAAP EPS* $1.04 GAAP Net Income* $28 million Adjusted Income** $31 million Estimated Remaining Collections of $5.2 billion * Attributable to Encore ** Please refer to appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted income to GAAP *** Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Adjusted EBITDA** $241 million Collections $394 million Cost-to-Collect*** 39.8%

PROPRIETARY 6 ENCORE DELIVERED RECORD ANNUAL EARNINGS PER SHARE Economic EPS** $4.52 GAAP EPS* $3.83 GAAP Net Income* $105 million Adjusted Income** $119 million Estimated Remaining Collections of $5.2 billion * From continuing operations attributable to Encore ** Please refer to appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted income to GAAP *** Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Adjusted EBITDA** $999 million Collections $1,607 million Cost-to-Collect*** 38.6%

PROPRIETARY 7 Q4 AND 2014 DEPLOYMENTS REFLECT A DIVERSE GLOBAL BUSINESS Q4-2014 Deployments 2014 Deployments $M United States $101 Europe $113 Latin America $61 Total $1,426 Total $275 United States $700 Europe $632 Latin America $93

PROPRIETARY WE ARE NOW A LEADER IN SEVERAL MARKETS 8 Current Market Conditions US Core Market • Pricing remains challenging • Supply unchanged from Q4 2014 to Q1 2015 • Two large issuers remain on the sidelines UK IVA* Market and Spain • IVA supply strengthened entering the new year • Good availability for Spanish unsecured debt UK Core Market • Pricing remains competitive • Supply remains constant and trends are favorable • Buyer consolidation continues Latin America • In Colombia and Peru, seasonal slowdown entering 2015 • Operational and analytical synergies beginning to take hold • Interesting expansion opportunities * Individual Voluntary Arrangements

PROPRIETARY CABOT DELIVERED SOLID PERFORMANCE IN 2014 9 Cabot Update  Cabot deployed $565 million in new portfolio purchases, including Marlin’s portfolio  ERC grew 52% to $2.3 billion from $1.5 billion  Cabot contributed $0.87 of Economic EPS to Encore  India continues to deliver on collection and quality expectations

PROPRIETARY PROPEL CONTINUES TO GROW AND CONTRIBUTE TO ENCORE Tax Lien Receivables Total Revenue 0 10 20 30 2012 2013 2014 Operating Income 0 5 10 15 2012 2013 2014 10 Property tax lien receivables grew 22% in 2014 Expanded operations from 9 states to 22 states during 2014 Operating income doubles $M $M $M 0 50 100 150 200 250 300 2012 2013 2014

11 Detailed Financial Discussion

PROPRIETARY 12 Q4 COLLECTIONS REFLECT STEADY EXECUTION AND GROWTH Collections by Geography 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 Q1 Q2 Q3 Q4 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 Q1 Q2 Q3 Q4 United States Europe Latin America 351 270 278 380 394 397 409 407 $M 351 270 278 380 394 397 409 407 Collections by Channel

PROPRIETARY 13 WE ARE SUCCESSFULLY DIVERSIFYING OUR BUSINESS, WITH SOLID COLLECTIONS GROWTH OUTSIDE OF THE UNITED STATES Collections by Geography 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2012 2013 2014 United States Europe Latin America $948 $1,280 $1,607 $M

PROPRIETARY OUR 39% ANNUAL REVENUE GROWTH WAS DRIVEN LARGELY BY OUR EXPANSION OUTSIDE THE UNITED STATES Revenue by Geography 14 $M 0 200 400 600 800 1,000 1,200 2012 2013 2014 United States Europe Latin America $M $557 $773 $1,073

PROPRIETARY OUR QUARTERLY REVENUE GROWTH WAS ALSO DRIVEN BY STRONG PERFORMANCE ABROAD Revenue by Geography 15 0 50 100 150 200 250 300 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 Q1 Q2 Q3 Q4 United States Europe Latin America $M 237 145 156 236 277 254 269 273

PROPRIETARY COST-TO-COLLECT REMAINS STABLE, EVEN AS WE CONTINUE TO INVEST IN COMPLIANCE 16 Overall Cost-to-Collect* 36% 38% 38% 38% 40% 39% 42% 40% 30% 35% 40% 45% 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 Q1 Q2 Q3 Q4 ⃰ Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Location Q4 2014 CTC Q4 2013 CTC Europe 27.8% 26.7% United States 44.5% 45.7% Latin America 30.7% - Encore 39.8% 42.1% Location 2014 CTC 2013 CTC Europe 29.3% 27.0% United States 41.7% 40.5% Latin America 30.2% - Encore 38.6% 39.1%

PROPRIETARY WE CONTINUE TO DRIVE SIGNIFICANT VALUE THROUGH OUR LEGAL CHANNEL Legal Collections – United States 430 469 494 19 96 117 0 100 200 300 400 500 2012 2013 2014 $M Legal Cost-to-Collect – United States 38% 36% 36% 87% 47% 39% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 17 Legal Outsourcing Internal Legal Legal Outsourcing Internal Legal

PROPRIETARY STRONG COLLECTIONS GROWTH LED TO IMPROVED CASH FLOWS 18 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP $M Quarterly Adjusted EBITDA* Adjusted EBITDA - Trailing Twelve Months 174 250 172 256 231 252 206 241 0 50 100 150 200 250 300 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 Q1 Q2 Q3 Q4 608 633 713 784 859 943 963 999 0 200 400 600 800 1,000 1,200 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 $M $M

PROPRIETARY Estimated Remaining Collections $M 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 19 OUR ERC CONTINUES TO GROW * ERC at time of acquisition Acquired AACC* $952 Acquired Cabot* $1,445 Acquired Marlin* $607 Acquired Atlantic* $275 $5,203 $3,990

PROPRIETARY CABOT CONTRIBUTED $0.87 TO ENCORE’S 2014 ECONOMIC EPS In 000’s except per share amounts Janus Encore Europe Holdings EEH Consolidated Revenue / other income $ 286,630 - $ 286,630 Total Expenses (150,349) - (150,349) EBITDA $ 136,281 - $ 136,281 Non-PEC Interest Expense (96,426) - (96,426) PEC Interest Expense (43,624) 21,201 (22,423) Other Income (646) - (646) Earnings Before Income Tax $ (4,415) $ 21,201 $ 16,786 Income tax (3,241) - (3,241) Net (loss) / profit before minority interest $ (7,656) $ 21,201 $ 13,545 JCF / Mgmt noncontrolling interest 1,108 3,267 4,375 Net (loss) / income attributable to Encore $ (6,548) $ 24,468 $ 17,920 One-time and non-cash items, net of tax 5,125 Adjusted Income attributable to Encore $ 23,045 Economic share count 26,413 Economic EPS $ 0.87 20 2014 Operating Performance of Janus Holdings and Encore Europe 0.21 0.19 0.21 0.26 0.00 0.05 0.10 0.15 0.20 0.25 0.30 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Cabot’s 2014 Economic EPS Contribution $

PROPRIETARY ENCORE DELIVERED STRONG ECONOMIC EPS OF $1.17 IN Q4 21 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.04 $1.12 $1.17 $0.06 $0.02 GAAP Net income per diluted share attributable to Encore Net non-cash interest and issuance cost amortization, net of tax Acquisition and integration related fees, net of tax Adjusted income per diluted share attributable to Encore - (Accounting)* Adjusted Income Attributable to Encore - (Economic)* Less ~1.0M shares which are reflected in GAAP EPS, but will not be issued

ENCORE DELIVERED RECORD ECONOMIC EPS IN 2014 OF $4.52



$3.83
$0.23
$0.36
($0.08)
$4.34
$4.52
Less ~1.1M shares which are reflected in GAAP EPS, but will not be issued
GAAP Net income per diluted share attributable to Encore
Net non-cash interest and issuance cost amortization, net of tax
Acquisition and integration related fees, net of tax
Effect of net tax credits applicable to prior periods
Adjusted income per diluted share attributable to Encore - (Accounting)*
Adjusted Income Attributable to Encore - (Economic)*

* Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP

PROPRIETARY

22

PROPRIETARY 23 WE EXPECT OUR COMPLIANCE PROGRAM TO PROVIDE A COMPETITIVE ADVANTAGE AS INDUSTRY REGULATION INCREASES Location 2009 2012 2014 Legal US India 14 0 22 0 34 8 Enterprise Risk Management, Vendor Audits & Compliance Management US India 3 0 7 0 30 4 Consumer Support Services US Costa Rica India 9 0 0 48 0 18 53 14 93 Quality Assurance US Costa Rica India 0 0 6 8 0 37 13 9 53 Total Headcount 32 140 311 Annual Expenses $2.3M $7.5M $18.6M

PROPRIETARY 24 ENCORE’S LONG-TERM PROSPECTS REMAIN FAVORABLE Operating Results & Deployment A culture of constant improvement drives improved results Liquidity & Capital Access Strong liquidity and access to capital enhance our ability to take advantage of consolidating markets and new opportunities Solid Cash Flows Additional asset classes and geographies continue to enhance ERC and collections Geographic & Asset Class Diversification We are an international company in several asset classes, positioned for strong earnings growth going forward

25 Appendix

PROPRIETARY 26 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share/Economic EPS have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

PROPRIETARY 27 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended December 31, 2014 2013 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net income attributable to Encore, as reported $ 28,262 $ 1.04 $ 1.08 $ 24,385 $ 0.87 $ 0.90 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,655 0.06 0.06 1,185 0.04 0.05 Acquisition and integration related expenses, net of tax 703 0.02 0.03 2,770 0.10 0.10 Adjusted Income Attributable to Encore $ 30,620 $ 1.12 $ 1.17 $ 28,340 $ 1.01 $ 1.05 * Excludes approximately 1.0 million shares, in both 2014 and 2013, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions

PROPRIETARY 28 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Twelve Months Ended December 31, 2014 2013 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic GAAP net income attributable to Encore, as reported $ 105,338 $ 3.83 $ 3.99 $ 77,039 $ 2.94 $ 3.01 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 6,413 0.23 0.24 3,274 0.12 0.13 Acquisition and integration related expenses, net of tax 9,898 0.36 0.37 18,483 0.71 0.72 Effect of net tax credits applicable to prior periods (2,291) (0.08) (0.08) - - - Adjusted Income Attributable to Encore $ 119,358 $ 4.34 $ 4.52 $ 98,796 $3.77 $3.86 * Excludes approximately 1.1 million shares and 0.6 million shares, in 2014 and 2013, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 GAAP net income, as reported $ 16,596 $ 21,308 $ 20,167 $ 19,448 $ 11,012 $ 21,064 $ 22,216 $ 18,830 $ 21,353 $ 30,138 $ 27,957 Loss from discontinued operations, net of tax 2,392 - - - - 308 1,432 - - - 1,612 Interest expense 6,497 7,012 6,540 6,854 7,482 29,186 29,747 37,962 43,218 43,498 42,264 Provision for income taxes 12,846 13,887 13,361 12,571 7,267 10,272 15,278 11,742 14,010 10,154 16,819 Depreciation and amortization 1,420 1,533 1,647 1,846 2,158 4,523 5,020 6,117 6,829 6,933 8,070 Amount applied to principal on receivable portfolios 101,813 105,283 90,895 129,487 126,364 154,283 124,520 159,106 161,048 155,435 139,075 Stock-based compensation expense 2,539 1,905 2,084 3,001 2,179 3,983 3,486 4,836 4,715 4,009 3,621 Acquisition and integration related expenses 3,774 - - 1,276 16,033 7,752 4,260 11,081 4,645 1,622 1,951 Adjusted EBITDA $147,877 $ 150,928 $ 134,694 $ 174,483 $ 172,495 $ 231,371 $ 205,959 $ 249,674 $ 255,818 $ 251,789 $ 241,369 RECONCILIATION OF ADJUSTED EBITDA 29

PROPRIETARY Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 GAAP total operating expenses, as reported $ 105,872 $ 126,238 $ 174,429 $ 168,466 $ 185,472 $ 190,689 $ 188,960 $ 188,224 Adjustments: Stock-based compensation expense (3,001) (2,179) (3,983) (3,486) (4,836) (4,715) (4,009) (3,621) Operating expense related to other operating segments (5,274) (6,367) (12,115) (12,755) (19,833) (26,409) (25,058) (25,866) Acquisition and integration related expenses (1,276) (12,403) (7,752) (4,260) (11,081) (4,645) (1,622) (1,951) Adjusted Operating Expenses $ 96,321 $ 105,289 $ 150,579 $ 147,965 $ 149,722 $ 154,920 $ 158,271 $ 156,786 30

Encore Capital Group, Inc. Q4 2014 EARNINGS CALL